4 th Quarter Earnings Conference January 9 th , 2012 Exhibit 99.2

Cautionary Statement
2
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements include those containing such words as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,”
“targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end-
market conditions, and growth opportunities for aluminum in automotive, aerospace and other applications, trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, outlook, and business and financial prospects. Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c)
unfavorable changes in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials, including calcined petroleum coke, caustic soda, and liquid pitch; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues in its Flat-Rolled Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, and other initiatives; (h) Alcoa's inability to realize expected benefits from newly constructed, expanded, or acquired facilities or from international joint ventures as planned and by targeted completion dates, including the joint venture in
Saudi Arabia, the upstream operations in Brazil, and the investments in hydropower projects in Brazil; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond
Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the business or financial condition of key customers, suppliers, and business partners; (l) adverse changes in tax rates or benefits; (m) adverse changes in discount rates or investment returns on pension assets; and (n) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2010 and other reports filed with the Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the
GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at www.alcoa.com under the “Invest” section. Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.

Chuck McLane Executive Vice President and Chief Financial Officer

4
4
th
Quarter 2011 Financial Overview
Loss from Continuing Operations
of $193 million, or
$0.18 per share;
Excluding impact of restructuring and other special
items:
Loss from continuing operations
of
$34 million, or $0.03 per share
Revenue down 7%
sequentially and
up 6%
versus fourth quarter 2010
Adjusted EBITDA
of $445 million
Free Cash Flow
of $656 million
Days Working Capital
at a record low 27 days
Debt-to-Capital
at 35%
Net debt balance
reduced by $547 million,
Cash on hand
of $1.9 billion
Achieved every
Cash Sustainability Target
in 2011
See appendix for reconciliations to GAAP and additional information

5
Income Statement Summary
$ Millions, except per-share amounts
4Q’10 3Q’11 4Q’11
Year
Change
Sequential
Change
Sales $5,652 $6,419 $5,989 $337 ($430)
Cost of Goods Sold $4,538 $5,290 $5,228 $690 ($62)
COGS % Sales 80.3% 82.4% 87.3% 7.0 % pts. 4.9 % pts.
Selling, General Administrative, Other $282 $261 $268 ($14) $7
SGA % Sales
5.0% 4.1% 4.5% (0.5 % pts.) 0.4 % pts.
Restructuring and Other Charges
($12) $9 $232 $244 $223
Effective Tax Rate 16.1% 19.6% 31.0% 14.9 % pts. 11.4 % pts.
Income (Loss) from Continuing Operations $258 $172 ($193) ($451) ($365)
Income (Loss) Per Diluted Share $0.24 $0.15 ($0.18) ($0.42) ($0.33)

6
Restructuring and Other Special Items
$ Millions, except for per-share amounts
4Q’10 3Q’11 4Q’11
Income (Loss) from Continuing Operations $258 $172 ($193)
Income (Loss) Per Diluted Share $0.24 $0.15 ($0.18)
Restructuring Related $8 ($5) ($159)
Discrete Tax Items $18 $10 ($12)
Mark-to-Market Energy Contracts $9 $13 $8
Australia Asset Sale - - $18
Uninsured Losses - ($11) ($14)
Special Items $35 $7 ($159)
Income (Loss) from Continuing Ops excl Special Items $223 $165 ($34)
Income (Loss) per Diluted Share excl Special Items $0.21 $0.15 ($0.03)
See appendix for Adjusted Income (Loss) reconciliation

4
th
Quarter 2011 vs. 3
rd
Quarter 2011 Earnings Bridge
7
See appendix for Adjusted Income (Loss) reconciliation
-$125m +$5m -$79m
Income (Loss) from Continuing Operations Excluding Restructuring & Other Special Items ($ millions)

Alumina
4Q 10 3Q 11 4Q 11
Production (kmt) 4,119 4,140 4,178
3
rd
Party Shipments (kmt) 2,433 2,256 2,378
3
rd
Party Revenue ($ Millions) 759 879 847
ATOI ($ Millions) 65 154 125
8
4
th
Quarter Results
1
st
Quarter Outlook
4
th
Quarter Business Highlights
Days working capital down 3 days from 3Q 2011
and 4Q 2010
Performance gains more than offset cost
increases
Caustic inflation continued
Land sale in Australia contributed positively to
segment ATOI
4
th
Quarter Performance Bridge
See appendix for reconciliations to GAAP and additional information
33% of 3
rd
party shipments on spot or alumina
price index
Other pricing to follow two-month lag on LME
Raw materials inflation to continue with $10 million
ATOI impact
Australian maintenance and overhauls with $20
million ATOI impact
Productivity improvements to continue

Primary Metals
4Q 10 3Q 11 4Q 11
Production (kmt) 913 964 962
3
rd
Party Shipments (kmt) 743 754 805
3
rd
Party Revenue ($ Millions) 1,970 2,124 1,991
3
rd
Party Price ($/MT) 2,512 2,689 2,374
ATOI ($ Millions) 178 110 (32)
9
4
th
Quarter Results 4
th
Quarter Business Highlights
1
st
Quarter Outlook
Realized pricing down 12% sequentially
Higher raw materials cost, principally alumina
Record days working
capital,
down 7 days from
3Q 2011 and 4 days from 4Q 2010
4
th
Quarter Performance Bridge
$ Millions
See appendix for reconciliations to GAAP and additional information
-$115m
+$21m
-$48m
market performance cost increases
Pricing to follow 15-day lag to LME
Falling regional premiums will impact ATOI by
$20 million at current levels
Seasonal increases in smelting energy and
scheduled maintenance at power plants for $25
million ATOI impact
Productivity improvements continue

10
1
st
Quarter Outlook
4
th
Quarter Business Highlights 4
th
Quarter Results
ATOI  $ Millions 4Q 10 3Q 11 4Q 11
Flat-Rolled Products,
excl Russia, China & Other
55 57 32
Russia, China & Other (2) 3 (6)
Total ATOI 53 60 26
4
th
Quarter Performance Bridge
Global Rolled Products
See appendix for reconciliations to GAAP and additional information
$ Millions
Seasonal decline in beverage can volumes in
North America and Russia (NA -12%, RUS -23%)
European market declined 16%
Aerospace and automotive demand remain stable
Productivity improvements generated $4m
$5m impact from customer credit losses
Aerospace and automotive demand expected to
remain strong
Productivity improvements will continue
Can stock demand expected to recover from
seasonal low
European outlook continues to be weak
Negative impacts from higher energy and
transportation costs

$ Millions 4Q 10 3Q 11 4Q 11
3rd
Party Revenue 1,215 1,373 1,355
ATOI 113 138 122
Adjusted EBITDA Margin 17% 18% 16%
Engineered Products and Solutions
11
4
th
Quarter Performance Bridge
4
th
Quarter Business Highlights 4
th
Quarter Results
12% revenue growth year-over-year and down 1%
sequentially
8% improvement in ATOI year-over-year and down
12% sequentially
Favorable productivity driven by process
improvements and procurement savings
Cost increases driven by Cleveland press outage and
lower yield at certain businesses
Other non-operational cost predominantly obsolete
inventory
1
st
Quarter Outlook
See appendix for reconciliations to GAAP and additional information
Productivity gains quarter-over-quarter
Aerospace market remains strong
Building & Construction market continuing to
decline
Commercial Transportation market remains soft in
Europe
Share gains through innovation continue across all
market sectors

($ Millions)
4Q’10 3Q’11 4Q’11
Net Income $292 $225 ($163)
DD&A $371 $377 $368
Change in Working Capital $569 ($93) $797
Pension Contributions ($43) ($114) ($119)
Taxes / Other Adjustments $181 $94 $259
Cash from Operations $1,370 $489 $1,142
Dividends to Shareholders ($31) ($33) ($33)
Change in Debt ($113) $72 $52
Distributions to Noncontrolling Interest ($102) ($66) ($4)
Contributions from Noncontrolling Interest $41 $8 $33
Other Financing Activities $4 ($8) $1
Cash from Financing Activities ($201) ($27) $49
Capital Expenditures ($365) ($325) ($486)
Other Investing Activities ($109) ($42) ($97)
Cash from Investing Activities ($474) ($367) ($583)
12
4Q’11 FCF
$656 million
$1.9 billion
of cash
Debt-to-Cap
at 35%
DWC at
historical
low in 4Q
2011
See appendix for Free Cash Flow reconciliation
4
th
Quarter 2011 Cash Flow Overview

Solid Performance in a Turbulent Year 13 See appendix for Adjusted EBITDA reconciliations

2011 Actions Compensate for Significant Headwinds 14 See appendix for Adjusted Income reconciliation Income from Continuing Operations excluding Restructuring & Other Special Items ($ millions)

2011 Cash
from Ops
$2.2 billion
2011 Cash
on Hand
$1.9 billion
($ Millions)
2010 2011
Net Income $392 $805
DD&A $1,451 $1,481
Change in Working Capital $9 ($60)
Pension Contributions ($113) ($336)
Taxes / Other Adjustments $522 $303
Cash from Operations $2,261 $2,193
Dividends to Shareholders ($125) ($131)
Change in Debt ($675) $255
Distributions to Noncontrolling Interest ($256) ($257)
Contributions from Noncontrolling Interest $162 $169
Other Financing Activities ($58) $26
Cash from Financing Activities ($952) $62
Capital Expenditures ($1,015) ($1,287)
Other Investing Activities ($257) ($565)
Cash from Investing Activities ($1,272) ($1,852)
15
2010 FCF
$1.2 billion
2011 FCF
$906 million
See appendix for Free Cash Flow reconciliation
Full Year 2011 Cash Flow Overview

Generates $1.1B Cash Sustainable Reductions Maintained in Days Working Capital 16 16 Days Working Capital Reduction 4Q 2009 4Q 2010 4Q 2011 4Q 2008 Days Working Capital: Sustained Improvements

2011 Cash Sustainability Financial Targets and Actual Performance
Alcoa Continues to Meet Our Financial Targets
17
*Target is to be free cash flow positive. See appendix for Free Cash Flow reconciliation

Balance Sheet Is Strong: Alcoa Enters 2012 Managing for Cash 18 See appendix for Free Cash Flow reconciliation

Alcoa Meets Required Funding Status With Cash and Equity 19

Alcoa Enters 2012 Managing for Cash: Cash Sustainability 20 3 Strategic Priorities & Key Levers of Cash Sustainability Program 2012

Working Capital
DWC reduction
Operational Targets Financial Targets
Swift Action Taken: Improved Cost Structure and Balance Sheet
New Aggressive Targets to Maximize Cash Through 2012
21
Capacity Optimization
Productivity Gains
Cost savings in 2012
Controlled Overhead
Cost savings in 2012
Positive Free Cash Flow
Disciplined Capital Spend
Sustaining Capex
Growth Capex
Saudi Arabia JV
Maintain Capital Structure
Debt-to-Capital Ratio
30-35%
$725M
$625M
$350M
$800M
$50M
1.5 days
531 kmt
closed or
curtailed

Klaus Kleinfeld Chairman and Chief Executive Officer

2011 YEAR IN REVIEW 23

15%
1%
6%
10%
15%
10%
3%
4%
5.3
3.3
1.8
1.0
0.9
China
Europe
North America
Asia ex. China
Other
India
Brazil
Russia
19.0
6.7
5.7
2011
Forecast
2010 Global Demand
Growth Rate:  13
%
2011 Global Demand
Growth Rate 10% vs. 2010
(2011 ex China: 7%)
*Other
consists of: Middle East, Latin America ex Brazil and Rest of the World
2011 Projected Primary Aluminum Consumption (mmt) and Growth Rates (%) by Region
Global Demand Remains Strong, 2H11 Experienced Slowdown
43.7
2011 Estimated Consumption
24

Overall Supply/Demand Balance Meets Projections
25
Primary Aluminum
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
(000 mt) China Rest of World
Supply 17,800 26,000
Demand (19,000) (24,650)
Net  Balance (1,200) 1,350
Alumina
(000 mt) China Rest of World
Supply 34,100 52,200
Demand (34,100) (52,200)
Net  Balance 0 0
2011 Supply/Demand Balance (in kmt)

Solid Performance in a Turbulent Year 26 See appendix for Adjusted EBITDA reconciliations

Leveraging Our Strategic Growth Investments
Juruti, Brazil – Bauxite Mine Sao Luis – Refinery Estreito – Hydro Dam
Strategic Investments: Driving Profitable Growth
27
Saudi Arabia Joint Venture
30% Cash Cost
Reduction
At Nameplate
Capacity
Lowest Cost
Integrated Facility
277 MW
by 2012
On Time
On Budget

GRP Growth Projects Capturing Global Opportunity
28
Russia Grows Profitably China Positioned For Growth Davenport Growth
Capacity utilization will reach
70% by 2012
Key domestic supplier into
growing  markets
Positive EBITDA in 2011,
focusing on differentiation
End & Tab Line, Samara
Bohai Flat Rolled Products
Davenport Rolling Mill
$300M investment to meet rising
US auto demand
Capturing 7.5x increase in auto
sheet demand 2011-2020
Growing capacity to support
higher aerospace
build rates
Improving cost position
Improving mix of products
23% YOY increase in volume
$150 million turnaround in
Russia profit from 2008

Innovation and Acquisitions Drive EPS Profitable Growth
29
Innovative Solutions
Fastener Acquisitions
Expand global aerospace fastener
footprint
4% pt increase in EBITDA margins
4% - 7% market share gains across
different product categories
Traco
Most comprehensive product
portfolio in the industry
Increased North America commercial
windows share gains by 18% in 2011
Incremental revenue of $75M in 2011
Bolt On Acquisitions
>90% of fastening solutions are specialty
fasteners;
55% patented or proprietary
Product designs that provide solutions:
3D Multi-wall airfoil cooling
•
Customized cooling
• Improves heat transfer
• Higher firing temperature
capability
EcoClean 10,000 sq ft
pollution reduction = 80
trees per day
14” Wide base wheels vs.
dual steel wheels: 1,350 lbs
lighter = 3% - 5% fuel savings

Achieved 2011 Financial Targets
Met Aggressive Targets for Third Consecutive Year
30
• Sustaining Capex
• Growth Capex
• Saudi Arabia JV
• Debt to Capital
• Free Cash Flow
Target: $1.0b
Actual: $924m
Target: $500m
Actual: $363m
Target: $400m
Actual: $249m
Target: 30-35%
Actual: 35%
Target: $0
Actual: $906m

2012 OUTLOOK 31

2012 Market Conditions 32 32 Alcoa End Markets: Current Assessment of 2012 vs. 2011 Source: Alcoa analysis

0%
6%
3%
2012
15% 12%
1%
3%
10% 10%
5%
9% 10%
4%
4%
2011
5%
China
Europe
North America
Asia ex. China
Other
India
Brazil
Russia
21.3
6.7
5.9
5.8
3.4
1.9
1.0
0.9
2011 Forecast
2012 Forecast
2011 Global Demand
Growth Rate:  10
%
2012 Global Demand
Growth Rate 7% vs. 2011
(2012 ex China: 4%)
*Other consists of: Middle East, Latin America ex Brazil and ROW
2012 Projected Primary Aluminum Consumption (mmt) Growth Rates (%) by Region
2012 Demand Growth Continues, But at a Slower Pace
47.0
2012 Estimated Consumption
33
15%

Inventories 4 Days Higher Year-on-Year Premiums Off Highs But Strong Historically
Premiums Decline But Remain Strong, Inventory Increases
34
$112 /MT
$170 /MT
$163 /MT
Source: Alcoa estimates, LME, SHFE, IAI, Marubeni, Platt’s Metals Week and Metal Bulletin
LME at
40 days
Non-LME at
17 days
Global
Inventories
Rose 4 days vs.
3Q’11
57 days of
consumption
Regional Premiums and Aluminum Inventories

Demand Slowdown, Shift in Ownership Increases LME Inventories 35 Off-warrant China Japan Port Producer-held LME on-warrant Total Global Inventories (mmt) Source: Alcoa analysis 9.4 9.8

2012 Primary Aluminum Moves into Deficit, Alumina Balanced
36
Primary Aluminum
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
(000 mt) China Rest of World
2011 Production Run Rate 17,800 26,000
2012 Production Additions 3,750 700
2012 Capacity Curtailments (1,100) (700)
Total Supply 20,450 26,000
Demand (21,300) (25,750)
Net  Balance (850) 250
Alumina
(000 mt) China Rest of World
Supply 36,700 57,200
Demand (39,200) (54,700)
Net  Balance (2,500) 2,500
Import/(Exports) 2,500 (2,500)
Net  Balance 0 0
2012E Supply/Demand Balance (in kmt)

Chinese Primary Metal Production by
Full Operating Cost (million, tonnes)
Unprofitable Smelter Production by
Province (million, tonnes)
Estimate More Than 1/3 of Chinese Smelters Operating
Under Water at End of 2011
* 17% VAT inclusive in the price and cost
** Full operating cost excludes depreciation and capital charge
37
Source: CRU, AMM, Aladdiny, Alcoa analysis
Henan
Guizhou
Yunnan
Sichuan
Shandong
Guangxi
Shaanxi
Liaoning
Zhejiang
Unprofitable
Costs At Or Above
SHFE $2,400
5.7MnT, 32%
Profitable
Costs Below
SHFE $2,400
12.1MnT, 68%

Aluminum Continues to Be an Attractive Asset Class
Sources: Bloomberg, Dow UBS, Reuters, Marketwatch
38
Asset  Allocation By Commodity Sector
Dow UBS Commodity Index $90B
Composition of Base Metal Sector

Macro Environment Putting Downward Pressure on Prices
39
Sources: Bloomberg, *Confidence figures set at 100 in January 2011 for comparability ;
1
EC Commission EU Confidence,
2
National Bureau of Statistics China
Consumer Confidence, 3 University of Michigan Consumer Sentiment . PMI: Institute for Supply Management , Markit, China Federation of Logistics & Purchasing

Combination of Factors Signals Likely Pricing Rebound
7% global
aluminum demand
growth
in 2012
Primary aluminum
balance moves to
deficit
Aluminum
continues to be an
attractive asset class
Macro economic indicators
showing positive signals
40

Taking Decisive Action With Cash Sustainability Program 41 3 Strategic Priorities & Key Levers of Cash Sustainability Program 2012

Maximize cash position
for ramp down and ramp
up, considering:
• Operational flexibility
• Power flexibility
• Repowering impact
• Community impact
Smelting:
Utilize
material in
inventory to
reline,
but do not
restart pots
Targeted smaller
curtailments
based upon cost
& strategic
situation
Full curtailment
of selected plants
Permanent
shutdowns of
selected plants
Curtailment Steps
Production Curtailments: Tiered Approach
Guiding Principle
Curtailments Improve Cost Position and Competitiveness
42
Portovesme Dependent on
business
conditions
Tennessee
Rockdale (2 lines)
Curtailment:
5%
Shutdown:
7%
Refinery output matched to curtailments and market conditions
La Coruña
Avilés

Working Capital
DWC reduction
Operational Targets Financial Targets
Swift Action Taken: Improved Cost Structure and Balance Sheet
New Aggressive Targets to Maximize Cash Through 2012
43
Capacity Optimization
Productivity Gains
Cost savings in 2012
Controlled Overhead
Cost savings in 2012
Positive Free Cash Flow
Disciplined Capital Spend
Sustaining Capex
Growth Capex
Saudi Arabia JV
Maintain Capital Structure
Debt to Capital Ratio
30-35%
$725M
$625M
$350M
$800M
$50M
1.5 days
531 kmt
closed or
curtailed

Additional Information Kelly Pasterick Director, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com 45

Annual Sensitivity Summary
46
Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $220 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  5 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  5 million
per 0.10 change in NOK / USD

Reconciliation of Effective Tax Rate
47
Effective tax rate, excluding discrete tax items is a non-GAAP financial measure.  Management believes that the Effective tax rate, excluding discrete tax items is meaningful to investors because it provides a view of Alcoa’s operational tax rate.
($ in millions)
4Q’11 2011
(Loss) income from continuing operations before income taxes ($239) $1,063
(Benefit) provision for income taxes ($74) $255
Effective tax rate as reported 31.0% 24.0%
Discrete tax charges (benefits) $11 ($2)
(Benefit) provision for income taxes excluding discrete tax items ($85) $257
Effective tax rate excluding discrete tax items 35.6% 24.2%

Revenue Change by Market 5% (2%) (15%) (8%) (15%) 1% (17%) (7%) (4%) (6%) 21% 22% (7%) 30% 2% (6%) 2% (8%) 12% 1% 4Q’11 Third-Party Revenue Sequential Change Year-Over-Year Change 48

Reconciliation of ATOI to Consolidated Net Income
(Loss) Attributable to Alcoa
(in millions)
4Q10 2010 1Q11 2Q11 3Q11 4Q11 2011
   Total segment ATOI $     409 $  1,424  $     555  $     635  $     462 $     241 $  1,893
   Unallocated amounts (net of tax):
      Impact of LIFO 3 (16) (24) (27) 2 11 (38)
      Interest expense (76) (321) (72) (106) (81) (81) (340)
      Noncontrolling interests (34) (138) (58) (55) (53) (28) (194)
      Corporate expense (94) (291) (67) (76) (76) (71) (290)
      Restructuring and other charges 8 (134) (6) (22) (7) (161) (196)
      Discontinued operations – (8) (1) (4) – 2 (3)
      Other 42 (262) (19) (23) (75) (104) (221)
   Consolidated net income (loss) attributable to
Alcoa $     258 $     254 $     308 $     322 $     172 $    (191) $     611
49

Reconciliation of Adjusted Income 50

Reconciliation of Free Cash Flow
51
(in millions)
Quarter ended
Year ended
December 31,
2010
September 30,
2011
December 31,
2011
December 31,
2008
December 31,
2009
December 31,
2010
December 31,
2011
Cash provided from
operations
$ 1,370 $    489 $ 1,142 $ 1,234 $ 1,365 $ 2,261 $ 2,193
Capital expenditures     (365)     (325)     (486) (3,438) (1,622) (1,015) (1,287)
Free cash flow $ 1,005 $    164 $    656 $(2,204) $   (257) $ 1,246 $    906
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Reconciliation of Alcoa Adjusted EBITDA 52

Reconciliation of Alumina Adjusted EBITDA 53

Reconciliation of Primary Metals Adjusted EBITDA 54

Reconciliation of Flat-Rolled Products Adjusted EBITDA 55

Reconciliation of Engineered Products and Solutions Adjusted EBITDA 56

Reconciliation of Net Debt
57
(in millions)
Quarter ended
December 31,
2008
September 30,
2011
December 31,
2011
Short-term borrowings $    478 $      57 $      62
Commercial paper 1,535 107 224
Long-term debt due within
one year

56

489

445
Long-term debt, less amount
due within one year

  8,509

  8,658

  8,640
Total debt   10,578   9,311   9,371
Less: Cash and cash
equivalents
     762
  1,332
  1,939
Net debt $ 9,816 $ 7,979 $ 7,432
Net debt is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.